UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2024
Registrant, State or Other Jurisdiction
of Incorporation or Organization

Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number	I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
	(a Texas corporation) 1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
	(a Texas limited liability company) 1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On June 24, 2024, CenterPoint Energy Houston Electric, LLC (the “Company”), a wholly owned subsidiary of CenterPoint
Energy, Inc
. (“CenterPoint Energy”), entered into a delayed draw term loan agreement (the “Term Loan Agreement”) among Mizuho Bank, Ltd., as administrative agent, and the banks party thereto, pursuant to which the banks have committed to provide term loans in an aggregate principal amount of up to $300 million. The Term Loan Agreement also permits the Company to request additional commitments and/or additional loans, such additional commitments and/or loans not to exceed $200 million and subject to the satisfaction of certain customary conditions precedent. The Company intends to use the proceeds for working capital to support liquidity needs from the May 2024 Storm Events (as defined below) and general limited liability company purposes. The maturity date for the borrowings under the Term Loan Agreement is December 24, 2025.
Borrowings under the Term Loan Agreement bear interest, at the Company’s option, at a rate equal to either (i) Term SOFR (as defined in the Term Loan Agreement), which includes an adjustment of 0.10% per annum plus a margin of 1.0% or (ii) the Alternate Base Rate (as defined in the Term Loan Agreement). The Term Loan Agreement contains certain covenants, including a covenant that requires the Company not to exceed a ratio of consolidated debt (excluding, among other things, transition and system restoration bonds) to consolidated capitalization (excluding, among other things, non-cash
reductions to net income) of 67.5%. The Term Loan Agreement provides a temporary increase of the permitted ratio under this covenant to 70% if the Company or its subsidiaries experiences certain damages from a natural disaster in its service territory and, among other conditions, the Company certifies to the administrative agent that the system restoration costs incurred by the Company and its subsidiaries in connection with that natural disaster are reasonably likely to exceed $100 million in a consecutive twelve-month period, all or part of which the Company or one of its subsidiaries intend to seek to recover through securitization financing. Such temporary increase in the financial ratio covenant would be in effect from the date the Company delivers its certification until the earliest to occur of (i) the completion of the securitization financing, (ii) the first anniversary of the date of such certification or (iii) the revocation by the Company of such certification.
Borrowings under the Term Loan Agreement may be voluntarily prepaid without penalty or premium, other than customary breakage costs related to prepayments of loans that bear interest based on Term SOFR. The Term Loan Agreement also provides a mechanism to replace Term SOFR or other then-applicable interest rate benchmarks if they are no longer available.
Borrowings under the Term Loan Agreement are subject to acceleration upon the occurrence of events of default that the Company considers customary. The Term Loan Agreement also provides for the payment of customary fees, including administrative agent fees, ticking fees and other fees.
The Term Loan Agreement described above is filed as Exhibit 10.1 to this Current Report on Form
8-K
and is incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Term Loan Agreement.
Mizuho Bank, Ltd., TD Bank, N.A. and U.S. Bank National Association have each committed to providing funding under the Term Loan Agreement and each of them and/or their respective affiliates have performed depository and other banking, investment banking, trust, investment management and advisory services for the Company and its affiliates from time to time for which they have received customary fees and expenses and may, from time to time, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of its business. Mizuho Bank, Ltd., TD Bank, N.A. and U.S. Bank National Association also serves as lenders and/or agents under other credit agreements of the Company and its affiliates.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on
Form 8-K is
incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.
The Company’s service territory experienced sudden and destructive severe weather events in May 2024 that included Category 2 Hurricane-like winds and tornadoes (collectively, the “May 2024 Storm Events”). The May 2024 Storm Events caused significant damage to the Company’s electric delivery system. For example, damage from the May 16, 2024 storm resulted in electric service interruptions peaking at nearly 922,000 customers. In response to certain of these weather events, the Company implemented its emergency operations plan’s processes and procedures developed to respond to such events, including establishing an incident command center, activating resources to support its restoration efforts and calling for assistance from other utilities where needed, among other measures. The Company has remained in contact with its regulators and stakeholders, including federal, state and local officials, as well as the Public Utility Commission of Texas (the “PUCT”) and the Electric Reliability Council of Texas regarding the May 2024 Storm Events.
The Company estimates that total costs to restore the electric delivery facilities damaged as a result of the May 2024 Storm Events will be in the range of $425 to $475 million based on currently available information. These estimates are subject to revisions as certain restoration costs may continue through the end of 2024, with potential for ongoing repairs to our transmission facilities to continue into 2025.
The ultimate recovery of costs is expected to be sought through traditional regulatory mechanisms or through securitization bonds, as applicable. The Company expects to obtain recovery of a portion of the May 2024 Storm Events storm restoration costs that are functionalized to distribution through the issuance of non-recourse
securitization bonds. Assuming those bonds are issued, the Company expects to recover the amount of storm restoration costs approved by the PUCT out of the net proceeds from the bond offering, with the debt service and other financing costs of the bonds being paid over the term of the bonds through a storm restoration charge imposed on the Company’s customers.
CenterPoint Energy reaffirms its previously announced
non-GAAP
earnings guida
nce.
Use of
Non-GAAP
Financial Measures
As included in this Current Report, 2024
non-GAAP
earnings per diluted share, is a
non-GAAP
measure that excludes earnings and losses from the change in value of CenterPoint Energy’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, and the gain and impact, including related expenses, associated with mergers and divestitures, such as the divestiture of Energy Systems Group, LLC and CenterPoint Energy’s Louisiana and Mississippi natural gas local distribution company businesses. In providing 2024 non-GAAP
EPS guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2024 non-GAAP
guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2024 non-GAAP
EPS guidance range may not be met, or the projected annual
non-GAAP
EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP
diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s contro
l.
Management evaluates CenterPoint Energy’s financial performance in part based on non-GAAP
earnings per share. Management believes that presenting this non-GAAP
financial measure enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of anticipated future results across periods. The adjustments made in this non-GAAP
financial measure exclude items that management believes do not most accurately reflect CenterPoint Energy’s fundamental business performance. CenterPoint Energy’s non-GAAP
diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, diluted earnings per share, which is the most directly comparable GAAP financial measure. This non-GAAP
financial measure also may be different than
non-GAAP
financial measures used by other compan
ies.
Forward-Looking Statements
This Current Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this Current Report are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. The Company assumes
no
obligation and does not intend
to
update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. Forward-looking statements include, but are not limited to, the Company’s anticipated borrowings pursuant to the Term Loan Agreement, the Company’s estimates regarding system restoration costs for the damage resulting from the May 2024 Storm Events, CenterPoint Energy’s earnings guidance and the timing and approval of securitization legislation. Each forward-looking statement contained in this Current Report speaks only as of the date of this report. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the announced sale of CenterPoint Energy’s Louisiana and Mississippi natural gas LDC businesses, and the completed sale of Energy Systems Group, LLC, which CenterPoint Energy cannot assure will have the anticipated benefits to it; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital and inflation, interest rates and instability of banking institutions, and their effect on sales, prices and costs; (5) disruptions to the global supply chain and volatility in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to the Company’s mobile generation; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s net zero and carbon emissions reduction goals; (9) the impact of pandemics; (10) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (11) the impact of potential wildfires; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed in CenterPoint Energy’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2023 and Quarterly Report on Form
10-Q
for the quarter ended March 31, 2024, including in the “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” sections of such reports, and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission.
The information included in this Item 7.01 is furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, as amended, and the information will not be incorporated by reference into any registration statement filed by CenterPoint Energy or the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
The exhibit listed below is filed herewith. The Term Loan Agreement included as an exhibit is included only to provide information to investors regarding its terms. The Term Loan Agreement listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreement should not be relied upon as constituting or providing any factual disclosures about us, any other persons, any state of affairs or other matt ers.
(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Term Loan Agreement dated as of June 24, 2024 among CenterPoint Energy Houston Electric, LLC as borrower, Mizuho Bank, Ltd., as administrative agent, and the banks party thereto.

104	Cover Page Integrative Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: June 24, 2024	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: June 24, 2024	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer